EXECUTION VERSION

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT, dated as of December 11, 2013 (this “Amendment”), by and among CENVEO CORPORATION, a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), under the Credit Agreement (as defined below), each INCREASE LOAN LENDER (as defined below) and each of the other LENDERS party hereto and each of the other LOAN PARTIES party hereto.

WHEREAS, reference is hereby made to the Credit Agreement dated as of April 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”), among Cenveo, Inc., the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender, the other agents party thereto and each Lender from time to time party thereto;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrower may obtain Revolving Commitment Increases by, among other things, entering into an Amendment in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, the Borrower has notified the Administrative Agent that it is requesting an increase in Commitments in the amount set forth on Schedule 1 hereto (the “Revolving Commitment Increases”) pursuant to Section 2.15(b) of the Credit Agreement and the Administrative Agent has notified each Lender of such request; and

WHEREAS, each Person identified on Schedule 1 hereto (each, an “Increase Loan Lender”, and collectively, the “Increase Loan Lenders”) has agreed (on a several and not a joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a Revolving Commitment Increase in the amount set forth opposite such Increase Loan Lender’s name on Schedule 1 hereto (and the total amount of Revolving Commitment Increases made pursuant to this Amendment shall be $30,000,000).

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein (including, without limitation, in the preamble and recitals hereto) which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.  Each reference to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference to the Credit Agreement contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.  This Amendment is a “Loan Document” as defined under the Credit Agreement.

Section 2. Revolving Commitment Increase.

(a) The Borrower and each Increase Loan Lender hereby agree that, subject to the satisfaction of the conditions in Section 5 hereof, on the Amendment No. 1 Effective Date (as defined below), the Revolving Commitment Increase of such Increase Loan Lender shall become effective and the Revolving Commitments shall be deemed increased by the amount of the Revolving Commitment Increases of such Increase Loan Lenders in the amounts set forth on Schedule 1 hereto.  Pursuant to Section 2.15 of the Credit Agreement, the Revolving Commitment Increases shall be Revolving Commitments for all purposes under the Credit Agreement and each of the other Loan Documents and shall have terms identical to the Revolving Commitments outstanding under the Credit Agreement immediately prior to the date hereof (but giving effect to any amendments hereunder).

(b) Each Increase Loan Lender acknowledges and agrees that upon the Amendment No. 1 Effective Date, such Increase Loan Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(c) After giving effect to such Revolving Commitment Increases, the Revolving Commitment of each Revolving Lender shall be as set forth on Schedule 2 hereto (and such Schedule 2 shall supersede Schedule 2.01 to the Credit Agreement).

Section 3. Reallocation.  The reallocation of the Lenders’ Revolving Loans contemplated by Section 2.15(c) with respect to any increase in the Revolving Commitments shall occur with respect to the Revolving Commitment Increases contemplated hereby on the Amendment No. 1 Effective Date, and the Increase Loan Lenders shall make such Revolving Loans on the Amendment No. 1 Effective Date as may be required to effectuate such reallocation.  Furthermore, on the Amendment No. 1 Effective Date, all participations in Letters of Credit and Swingline Loans shall be reallocated pro rata among the Lenders after giving effect to the Revolving Commitment Increases contemplated hereby.

Section 4. Representations Correct. By its execution of this Amendment, each Loan Party hereby certifies that:

(a) This Amendment has been duly authorized by all necessary corporate or other organizational action and has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(b) Neither the execution, delivery or performance by any Loan Party of this Amendment (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Collateral Documents) upon any of the property or assets of any Loan Party or any of its respective Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (except, in the case of preceding clauses (i) and (ii), any contravention, breach, default and/or conflict, that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect) or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Loan Party or any of its respective Subsidiaries;

(c) Except to the extent the failure to obtain or make the same would not reasonably be expected to have a Material Adverse Effect, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (x) those that have otherwise been obtained or made on or prior to the Amendment No. 1 Effective Date and which remain in full force and effect on the Amendment No. 1 Effective Date and (y) filings which are necessary to perfect the security interests created under the Collateral Documents), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to be obtained or made by, or on behalf of, any Loan Party to authorize, or is required to be obtained or made by, or on behalf of, any Loan Party in connection with, the execution, delivery and performance of this Amendment; and

(d) All proceeds of the Revolving Loans incurred on the Amendment No. 1 Effective Date will be used by the Borrower to prepay a portion of the amounts outstanding under the Second Amended and Restated Credit Agreement.

Section 5. Effectiveness.  This Amendment shall become effective as of the date hereof (the “Amendment No. 1 Effective Date”), subject to the satisfaction or waiver of the following conditions:

(a) Counterparts of this Amendment shall have been executed and delivered by the Borrower, the other Loan Parties, each Increase Loan Lender party hereto, the Required Lenders and the Administrative Agent;

(b) The Administrative Agent’s receipt of a duly executed certificate of an appropriate officer of each Loan Party as the Administrative Agent may require, certifying (i) that the copies of each Loan Party’s certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, (x) as certified and delivered to the Administrative Agent on the date that such Loan Party became a Loan Party, remain in full force and effect as of the Amendment No. 1 Effective Date without modification or amendment since such original delivery or (y) as certified as of a recent date by the appropriate Governmental Authority of the jurisdiction of such Loan Party’s organization or formation and attached to such officer’s certificate, are true, correct and complete and in full force and effect as of the Amendment No. 1 Effective Date, (ii) that the copies of each Loan Party’s resolutions approving and adopting this Amendment, the transactions contemplated herein, and authorizing the execution and delivery thereof, as attached to such officer’s certificate, are true, correct and complete copies  and in full force and effect as of the Amendment No. 1 Effective Date and (iii) as to incumbency certificates identifying the officers of each Loan Party that are authorized to execute this Amendment and to act on such Loan Party’s behalf in connection with this Amendment and the other Loan Documents;

(c) The Administrative Agent shall have received certificates of good standing or the equivalent (if any) for each Loan Party from such Loan Party’s jurisdiction of organization or formation, in each case certified as of a recent date by the appropriate Governmental Authority;

(d) The Administrative Agent shall have received from Ian R. Scheinmann, Esq., Senior Vice President, Legal Affairs of Holdings, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Amendment No. 1 Effective Date in form and substance reasonably satisfactory to the Administrative Agent;

(e) The Administrative Agent shall have received from Hughes Hubbard & Reed LLP, special counsel to the Loan Parties, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Amendment No. 1 Effective Date in form and substance reasonably satisfactory to the Administrative Agent;

(f) The Administrative Agent shall have received from Davis Graham & Stubbs LLP, special Colorado counsel to the Loan Parties, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Amendment No. 1 Effective Date in form and substance reasonably satisfactory to the Administrative Agent;

(g) The Administrative Agent shall have received from DLA Piper LLP, special Georgia, Maryland, Massachusetts, North Carolina and Virginia counsel to the Loan Parties, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Amendment No. 1 Effective Date in form and substance reasonably satisfactory to the Administrative Agent;

(h) The Administrative Agent shall have received from Bose McKinney & Evans LLP, special Indiana counsel to the Loan Parties, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Amendment No. 1 Effective Date in form and substance reasonably satisfactory to the Administrative Agent;

(i) The Administrative Agent shall have received from Fasken Martineau DuMoulin LLP, special Ontario counsel to the Canadian Guarantors, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Amendment No. 1 Effective Date in form and substance reasonably satisfactory to the Administrative Agent;

(j) The Administrative Agent shall have received from Stewart McKelvey, special Nova Scotia counsel to the Canadian Guarantors, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Amendment No. 1 Effective Date in form and substance reasonably satisfactory to the Administrative Agent;

(k) The Administrative Agent shall have received a certificate of an appropriate officer of the Borrower that (i) the conditions to increasing the Revolving Commitments set forth in Section 2.15 of the Credit Agreement are satisfied as of the Amendment No. 1 Effective Date, (ii) after giving effect to this Amendment, the representations and warranties in Section 4 of this Amendment are true and correct in all material respects as of the Amendment No. 1 Effective Date and (iii) no Default exists, or would result from the Borrowing of the Loans on the Amendment No. 1 Effective Date;

(l) (i) The Administrative Agent shall have received, for the account of each Increase Loan Lender, the upfront fees payable by the Borrower as agreed between the Borrower and each Increase Loan Lender and (ii) all reasonable out-of-pocket costs and expenses of the Administrative Agent, including all reasonable invoiced fees and expenses of one primary counsel to the Administrative Agent, to the extent invoiced at least two (2) Business Day prior to the date hereof, shall have been paid or reimbursed, on or prior to the Amendment No. 1 Effective Date;

(m) (x) no Default shall exist after giving effect to the Revolving Commitment Increases contemplated by this Amendment and any Revolving Loans made pursuant thereto on the Amendment No. 1 Effective Date and (y) after giving effect to such Revolving Commitment Increases and this Amendment, the conditions of Section 4.02(a) and (b) of the Credit Agreement are satisfied (it being understood that all references to “the date of such Borrowing” or similar language in such Section 4.02(a) shall be deemed to refer to the Amendment No. 1 Effective Date);

(n) Availability on the Amendment No. 1 Effective Date, after giving effect to (i) this Amendment and (ii) the use of proceeds of the Revolving Loans made on the Amendment No. 1 Effective Date, shall not be less than $28,750,000;

(o) The Administrative Agent shall have received a Notice of Borrowing; and

(p) The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determinations with respect to the Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party relating thereto) and, if any such Mortgaged

Property is located in a special flood hazard area, evidence of flood insurance pursuant to Section 6.07 of the Credit Agreement.

Section 6. Fees Generally.  All fees payable hereunder shall be in all respects fully earned, due and payable on the Amendment No. 1 Effective Date and non-refundable and non-creditable thereafter.

Section 7. Acknowledgments.  Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) in the case of each Guarantor, its guarantee of the Obligations (including, without limitation, the Obligations that may arise pursuant to the Revolving Commitment Increases) under the Collateral Documents and (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations that may arise pursuant to the Revolving Commitment Increases) pursuant to the Collateral Documents.

Section 8. Amendment, Modification and Waiver.  This Amendment may not be amended, modified or waived except in accordance with Section 11.01 of the Credit Agreement.

Section 9. Liens Unimpaired.  After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b) except as contemplated by Section 10 hereof, requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 10. Post-Closing Conditions.

(a) Within ninety (90) days after the Amendment No. 1 Effective Date (or such longer period of time as may be agreed by the Administrative Agent), with respect to each existing Mortgage, the Borrower shall provide the Administrative Agent the following items, in each case in form and substance reasonably acceptable to the Administrative Agent:

(i)
an amendment to each existing Mortgage (each, a “Mortgage Amendment”) together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, duly executed by the appropriate Loan Party;

(ii)
counterparts of the Mortgage Amendments duly executed, acknowledged and delivered by the appropriate Loan Party and in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid second and subsisting Lien (subject only to Liens set forth on Schedule 5.08(b) of the Credit Agreement and Liens otherwise permitted by Section 7.01 of the Credit Agreement) on the property described therein in favor of the Administrative Agent for the benefit of the Secured Parties and evidence that all required filing, documentary, stamp, intangible and recording taxes and fees have been paid (or that arrangements for the payment thereof satisfactory to the Administrative Agent have been made);

(iii)
with respect to each Mortgage Amendment, a title search dated within thirty (30) days of delivery of such Mortgage Amendment conducted by a title insurance company which reflects that the Mortgaged Property subject to such Mortgage Amendment is free and clear of all defects and encumbrances other than Liens set forth on Schedule 5.08(b) of the Credit Agreement and Liens otherwise permitted by Section 7.01 of the Credit Agreement; and

(iv)	evidence of the insurance required by the terms of the Mortgages and Section 6.07 of the Credit Agreement.

(b) Within thirty (30) days after the recording of each Mortgage Amendment, or such longer period as agreed to by the Administrative Agent in its reasonable discretion, a confirmatory lien search conducted by a title insurance company that the Mortgage Amendment was duly recorded and that the Mortgaged Property subject to such Mortgage Amendment was free and clear of all defects and encumbrances other than Liens set forth on Schedule 5.08(b) of the Credit Agreement and Liens otherwise permitted by Section 7.01 of the Credit Agreement as of the date of such recording.

Section 11. Entire Agreement.  This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby.

Section 12. GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

Section 13. Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 14. Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

Section 15. Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CENVEO CORPORATION, a Delaware corporation

By:	/s/ Scott J. Goodwin
Name: Scott J. Goodwin
Title: CFO

CENVEO, INC., a Colorado corporation

By:	/s/ Scott J. Goodwin
Name: Scott J. Goodwin
Title: CFO

Signature Page to Amendment No. 1

CENVEO COMMERCIAL OHIO, LLC, a Colorado limited liability company
CNMW INVESTMENTS, INC., a Delaware corporation
CENVEO GOVERNMENT PRINTING, INC., a Colorado corporation
CENVEO SERVICES, LLC, a Colorado limited liability company
DISCOUNT LABELS, LLC, an Indiana limited liability company
CENVEO OMEMEE LLC, a Delaware limited liability company
COLORHOUSE CHINA, INC., a Colorado corporation
RX JV HOLDING, INC., a Delaware corporation
CRX JV, LLC, a Delaware limited liability company
CRX HOLDING, INC., a Delaware corporation
RX TECHNOLOGY CORP., a Delaware corporation
CADMUS PRINTING GROUP, INC., a Virginia corporation
CADMUS FINANCIAL DISTRIBUTION, INC., a Virginia corporation
GARAMOND/PRIDEMARK PRESS, INC., a Maryland corporation
WASHBURN GRAPHICS, INC., a North Carolina corporation
CADMUS JOURNAL SERVICES, INC., a Virginia corporation
CADMUS DELAWARE, INC., a Delaware corporation
CADMUS UK, INC., a Virginia corporation
EXPERT GRAPHICS, INC., a Virginia corporation
CADMUS MARKETING GROUP, INC., a Virginia corporation
CADMUS MARKETING, INC., a Virginia corporation
CADMUS/O’KEEFE MARKETING, INC., a Virginia corporation
OLD TSI, INC., a Georgia corporation
CADMUS INVESTMENTS, LLC, a Delaware limited liability company
PORT CITY PRESS, INC., a Maryland corporation
CADMUS INTERNATIONAL HOLDINGS, INC., a Virginia corporation
CDMS MANAGEMENT, LLC, a Delaware limited liability company
MADISON/GRAHAM COLORGRAPHICS, INC., a California corporation
VSUB HOLDING COMPANY, a Virginia corporation
VAUGHAN PRINTERS INCORPORATED, a Florida corporation

By:	/s/ Scott J. Goodwin
Name: Scott J. Goodwin
Title: Chief Financial Officer

Signature Page to Amendment No. 1

MADISON/GRAHAM COLORGRAPHICS INTERSTATE SERVICES, INC., a California corporation
COMMERCIAL ENVELOPE MANUFACTURING CO. INC., a New York corporation
CENVEO CEM, INC., a Delaware corporation
CENVEO CEM, LLC, a Delaware limited liability company
REX 2010, LLC, a Florida limited liability company
136 EASTPORT ROAD, LLC, a Delaware limited liability company
LIGHTNING LABELS, LLC, a Delaware limited liability company
NASHUA CORPORATION, a Massachusetts corporation
NASHUA INTERNATIONAL, INC., a Delaware corporation
IMPAXX, INC., a Delaware corporation
CMS GILBRETH PACKAGING SYSTEMS, INC., a Delaware corporation
ENVELOPE PRODUCT GROUP, LLC, a Delaware limited liability company
CENVEO MCLAREN MORRIS AND TODD COMPANY, a Nova Scotia unlimited company

By:	/s/ Scott J. Goodwin
Name: Scott J. Goodwin
Title: Chief Financial Officer

Signature Page to Amendment No. 1

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Robert Q. Mahoney
	Name:	Robert Q. Mahoney
	Title:	Sr. Vice President

Signature Page to Amendment No. 1

BANK OF AMERICA, N.A., as an Increase Loan Lender

By:	/s/ Robert Q. Mahoney
	Name:	Robert Q. Mahoney
	Title:	Sr. Vice President

Signature Page to Amendment No. 1

PNC BANK, NATIONAL ASSOCIATION, as an Increase Loan Lender

By:	/s/ Joseph K. Kotusky
	Name:	Joseph K. Kotusky
	Title:	Vice President

Signature Page to Amendment No. 1

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Increase Loan Lender

By:	/s/ David Klages
	Name:	David Klages
	Title:	Duly Authorized Signer

Signature Page to Amendment No. 1

WEBSTER BUSINESS CREDIT CORPORATION, as an Increase Loan Lender

By:	/s/ Christopher Magnante
	Name:	Christopher Magnante
	Title:	Vice President

Signature Page to Amendment No. 1

BARCLAYS BANK PLC, as an Increase Loan Lender

By:	/s/ Noam Azachi
	Name:	Noam Azachi
	Title:	Vice President

Signature Page to Amendment No. 1

SCHEDULE 1
TO AMENDMENT

Name of Lender	Revolving Commitment Increase

Bank of America, N.A.	$10,400,000

Wells Fargo Bank, National Association	$9,600,000

Barclays Bank plc	$4,500,000

PNC Bank, National Association	$4,000,000

Webster Business Credit Corporation	$1,500,000

Total	$30,000,000

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SCHEDULE 2
TO AMENDMENT

Name of Lender	Revolving Commitments

Bank of America, N.A.	$50,400,000

Wells Fargo Bank, National Association	$39,600,000

Barclays Bank plc	$34,500,000

General Electric Capital Corporation	$30,000,000

PNC Bank, National Association	$29,000,000

TD Bank, N.A.	$20,000,000

Amalgamated Bank	$10,000,000

Webster Business Credit Corporation	$11,500,000

MIHI LLC	$5,000,000

Total	$230,000,000

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